                                                                   EXHIBIT 10.10

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE
HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE
SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM
REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN
EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN
AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE
SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO
SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE
COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS
SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER
LOAN SECURED BY SUCH SECURITIES.

                          COMMON STOCK PURCHASE WARRANT

                             TOWERSTREAM CORPORATION

Warrant Shares: _______                  Initial Exercise Date: January 18, 2007

          THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, _____________ (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on the five year anniversary of the Initial
Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Towerstream Corporation, a Delaware corporation (the "Company"), up to ______ shares (the "Warrant Shares") of common stock, par value $.001 per share, of the Company (the "Common Stock"). The purchase price of one share of
Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

     Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase
Agreement (the "Purchase Agreement"), dated January __, 2007, among the Company and the purchasers signatory thereto.

     Section 2. Exercise.

          a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of
     Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the

                                        1

     registered Holder at the address of such Holder appearing on the books of the Company) ; and, within 3 Trading Days of the date said Notice of
     Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank of immediately available funds. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this
     Warrant to the Company until the Holder has purchased all of the Warrant
     Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within 3 Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of
     Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any
     Notice of Exercise Form within 2 Business Days of receipt of such notice.
     The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of
     Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

          b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $_____[50% AT $4.00 AND 50% AT $6.00], subject to adjustment hereunder (the "Exercise Price").

          c) Cashless Exercise. If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering, or no current prospectus available for, the resale of the
     Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

          (A) = the VWAP on the Trading Day immediately preceding the date of such election;

          (B) = the Exercise Price of this Warrant, as adjusted; and

          (X) = the number of Warrant Shares issuable upon exercise of this
                Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

          Notwithstanding anything herein to the contrary, on the Termination
     Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

                                        2

          d) Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2(c) or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, such Holder (together with such Holder's
     Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder's Affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of the
     Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of
     Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of
     Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Debentures or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d)
     of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by a Holder that the Company is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which a portion of this
     Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be each Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section
     2(d), in determining the number of outstanding shares of Common Stock, a
     Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or
     (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common
     Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its
     Affiliates since the date as of which such number of outstanding shares of
     Common Stock was reported. The "Beneficial Ownership Limitation" shall be
     4.99% of the number of shares of the

                                        3

     Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The
     Beneficial Ownership Limitation provisions of this Section 2(d) may be waived by such Holder, at the election of such Holder, upon not less than
     61 days' prior notice to the Company to change the Beneficial Ownership
     Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant, and the provisions of this Section 2(d)
     shall continue to apply. Upon such a change by a Holder of the Beneficial
     Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such
     Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this
     Section 2(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

          e) Mechanics of Exercise.

                    i. Authorization of Warrant Shares. The Company covenants
               that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

                    ii. Delivery of Certificates Upon Exercise. Certificates for
               shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the
               Notice of Exercise within 3 Trading Days from the delivery to the
               Company of the Notice of Exercise Form, surrender of this Warrant
               (if required) and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the
               Warrant has been exercised by payment to the Company of the
               Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to
               Section 2(e)(vii) prior to the issuance of such shares, have been paid. If the Company fails for any reason to take all actions within the Company's

                                        4

               control required to cause there to be delivered to the Holder certificates evidencing the Warrant Shares subject to a Notice of
               Exercise by the Warrant Share Delivery Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $5 per Trading Day for each
               Trading Day after the fourth Trading Day following such Warrant
               Share Delivery Date until such certificates are delivered.

                    iii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant
               certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new
               Warrant evidencing the rights of Holder to purchase the
               unpurchased Warrant Shares called for by this Warrant, which new
               Warrant shall in all other respects be identical with this
               Warrant.

                    iv. Rescission Rights. If the Company fails to cause its
               transfer agent to transmit to the Holder a certificate or
               certificates representing the Warrant Shares pursuant to this
               Section 2(e)(iv) by the Warrant Share Delivery Date, then the
               Holder will have the right to rescind such exercise.

                    v. [RESERVED].

                    vi. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which
               Holder would otherwise be entitled to purchase upon such
               exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

                    vii. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment
               Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum
               sufficient to reimburse it for any transfer tax incidental thereto.

                                        5

                    viii. Closing of Books. The Company will not close its
               stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

          Section 3. Certain Adjustments.

               a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of
          Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this
          Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common
          Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

               b) Subsequent Equity Sales. If the Company or any Subsidiary
          thereof, as applicable, at any time while the Debentures are outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than $2.75 (subject to adjustment for forward and reverse stock splits, stock dividends, recapitalizations and the like) (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance") (if the holder of the
          Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common
          Stock at an effective price per share which is less than the Exercise
          Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then the
          Exercise Price shall be reduced and only reduced to equal
          [__________(1). For clarity, the Exercise Price can only be adjusted downward pursuant to this Section 3(b) (if ___(2) of such Base Share
          Price is not less than the then Exercise Price immediately prior to such Dilutive Issuance, no

----------
(1)  145% of such Base Share Price as to the $4.00 warrants and 218% of such
     Base Share Price as to the $6.00 warrants.

(2)  145% as to $4 warrants and 218% as to $6 warrants

                                        6

          adjustment to the Exercise Price shall be made). By way of an example, if the Base Share Price in connection with a Dilutive Issuance is
          $2.00, the Exercise Price of this Warrant would be reduced to
          _____.(3) Such adjustment shall be made whenever such Common Stock or
          Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any
          Common Stock or Common Stock Equivalents subject to this Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive
          Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base
          Share Price regardless of whether the Holder accurately refers to the
          Base Share Price in the Notice of Exercise.

               c) Subsequent Rights Offerings. If the Company, at any time while the Warrant is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the VWAP at the record date mentioned below, then the
          Exercise Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered
          (assuming receipt by the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

               d) Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock
          (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock
          (which shall be subject to Section 3(b)), then in each such case the
          Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the
          Holder of the portion of

----------
(3)  $2.90 as to the $4.00 warrants and $4.36 as to the $6.00 warrants.

                                        7

          assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

               e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property
          (each "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each
          Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration")
          receivable as a result of such merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate
          Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental
          Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate
          Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental
          Transaction, then the Holder shall be given the same choice as to the
          Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the
          Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate
          Consideration. The terms of any agreement pursuant to which a
          Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(e) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction that is (1) an all cash transaction, (2) a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended, or (3) a Fundamental Transaction involving a person or entity not traded on a national securities exchange, the Nasdaq Global Select
          Market, the Nasdaq Global Market, the Nasdaq Capital Market, the
          Company or any successor entity shall pay at the Holder's option, exercisable at any time concurrently with or within 30 days after the consummation of the Fundamental Transaction, an amount of cash equal to the value of this Warrant as determined in accordance with the
          Black-

                                        8

          Scholes option pricing formula using an expected volatility equal to the 100 day historical price volatility obtained from the HVT function on Bloomberg L.P. as of the trading day immediately prior to the public announcement of the Fundamental Transaction.

               f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of
          Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

               g) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the
          Board of Directors of the Company.

               h) Notice to Holder.

                         i. Adjustment to Exercise Price. Whenever the Exercise
                    Price is adjusted pursuant to any provision of this Section
                    3, the Company shall promptly mail to the Holder a notice
                    setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company enters into a Variable Rate
                    Transaction (as defined in the Purchase Agreement) despite the prohibition thereon in the Purchase Agreement, the
                    Company shall be deemed to have issued Common Stock or
                    Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised.

                         ii. Notice to Allow Exercise by Holder. If (A) the
                    Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a
                    redemption of the Common Stock; (C) the Company shall
                    authorize the granting to all holders of the Common Stock
                    rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the
                    approval of any stockholders of the Company shall be
                    required in connection with any reclassification of the
                    Common Stock, any consolidation or merger to which the
                    Company is a party, any sale or transfer of all or
                    substantially all of the assets of the Company, of any
                    compulsory share exchange whereby the Common Stock is
                    converted into other securities, cash or property; (E) the
                    Company shall authorize the voluntary or involuntary
                    dissolution, liquidation or winding up of the affairs of the
                    Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20
                    calendar days prior to the applicable record or effective
                    date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such
                    dividend, distribution, redemption, rights or warrants, or if a record is not

                                        9

                    to be taken, the date as of which the holders of the Common
                    Stock of record to be entitled to such dividend,
                    distributions, redemption, rights or warrants are to be
                    determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of
                    which it is expected that holders of the Common Stock of
                    record shall be entitled to exchange their shares of the
                    Common Stock for securities, cash or other property
                    deliverable upon such reclassification, consolidation,
                    merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the
                    corporate action required to be specified in such notice.
                    The Holder is entitled to exercise this Warrant during the
                    20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

     Section 4. Transfer of Warrant.

          a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this
     Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the
     Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

          b) New Warrants. This Warrant may be divided or combined with other
     Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or
     Warrants to be divided or combined in accordance with such notice.

          c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant
     Register"), in the name of the record Holder hereof from time to time. The
     Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

                                       10

          d) Transfer Restrictions. If, at the time of the surrender of this
     Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, that (i) the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, and (ii) the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company, and (iii) the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8)
     promulgated under the Securities Act or a "qualified institutional buyer"
     as defined in Rule 144A(a) promulgated under the Securities Act.

     Section 5. Miscellaneous.

          a) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 2(e)(ii).

          b) Loss, Theft, Destruction or Mutilation of Warrant. The Company
     covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this
     Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such
     Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

          c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

          d) Authorized Shares.

               The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common
          Stock a sufficient number of shares to provide for the issuance of the
          Warrant Shares upon the exercise of any purchase rights under this
          Warrant. The Company further covenants that its issuance of this
          Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be

                                       11

          issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

               Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any
          reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of
          Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and
          (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

               Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such
          authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

          e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

          f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

          g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                                       12

          h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase
     Agreement.

          i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant
     Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any
     Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          j) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

          k) Successors and Assigns. Subject to applicable securities laws, this
     Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this
     Warrant and shall be enforceable by any such Holder or holder of Warrant
     Shares.

          l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the
     Holder.

          m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

          n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this
     Warrant.

                              ********************

                                       13

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

                                        TOWERSTREAM CORPORATION

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                       14

                               NOTICE OF EXERCISE

TO: [_______________________

          (1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

          (2) Payment shall take the form of (check applicable box):

               [_] in lawful money of the United States; or

               [_] [if permitted] the cancellation of such number of Warrant
               Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

          (3) Please issue a certificate or certificates representing said
Warrant Shares in the name of the undersigned or in such other name as is specified below:

               _______________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

               _______________________________________

               _______________________________________

               _______________________________________

          (4) Accredited Investor. The undersigned is an "accredited investor"
as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ______________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________

Name of Authorized Signatory: __________________________________________________

Title of Authorized Signatory: _________________________________________________

Date: __________________________________________________________________________

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

          FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing
Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_________________________________________________________________.

__________________________________________________________________

                                                  Dated: ______________, _______

                    Holder's Signature:
                                        -----------------------------

                    Holder's Address:
                                       ______________________________

                                       ______________________________

Signature Guaranteed:
                      -----------------------------------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.